UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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InnerWorkings, Inc.
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018 (July 28, 2018)

INNERWORKINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 642-3700 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 1.01 Entry into a Material Definitive Agreement

On July 29, 2018, InnerWorkings, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Engine Capital, L.P., Engine Capital Management, LP, Engine Capital Management GP, LLC, Engine Jet Capital, L.P., Engine Investments, LLC and Arnaud Ajdler (collectively, “Engine”).

Pursuant to the Settlement Agreement, Engine irrevocably withdrew a previously submitted notice of intent to nominate director candidates for election to the Board of Directors of the Company (the “Board”) at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), said withdrawal becoming effective upon issuance of the mutually agreed upon press release attached hereto as Exhibit 99.2. Pursuant to the Settlement Agreement, the press release announcing this agreement also announces the Company's intention to engage a nationally-recognized third-party consultant to review the Company's entire cost structure in connection with the Company's cost reduction planning.

The Settlement Agreement further provides, among other things, that:

•
During the term of the Settlement Agreement, Engine will be subject to customary standstill restrictions relating to, among other things, share purchases subject to a cap of 4.99% of the Company’s outstanding common stock, nominating persons for election at any meeting of the Company’s stockholders at which directors are to be elected, engaging in the solicitation of proxies with respect to the election or removal of directors of the Company, calling any meeting of the Company’s stockholders and making any public or private proposal or public statement with respect to the composition of the Board or the Company’s corporate governance structure and other related matters.

•
During the term of the Settlement Agreement, Engine will vote all its shares of the Company’s common stock at all annual or special meetings and in any action by written consent in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC.

•	Each party agrees not to disparage the other party, subject to certain exceptions.

•	Each party agrees not to sue the other party, subject to certain exceptions.

•
Either party may terminate the Settlement Agreement by giving five business days’ advance notice to the other party at any time after the date that is 30 days prior to the notice deadline for the nomination of director candidates to the Board at the Company’s 2019 annual meeting of stockholders, subject to certain exceptions.

The summary above is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of John Bosshart as Chief Accounting Officer (Principal Accounting Officer). On July 28, 2018, the Board appointed John Bosshart as the Chief Accounting Officer (principal accounting officer) of the Company, a newly dedicated position, effective following the filing of the Company’s Form 10-Q for the period ended March 31, 2018. William Atkins, previously designated principal accounting officer, continues to serve as the Company’s Global Controller.

Prior to his appointment as Chief Accounting Officer (principal accounting officer) of the Company, Mr. Bosshart served as the Controller of Outcome Health, a technology company that provides health education. From October 2010 to April 2015, Mr. Bosshart served as the International Controller as well as Controller of the Getaways business at Groupon (NASDAQ: GRPN). From January 2006 to October 2010, Mr. Bosshart was the Chief Accounting Officer and Vice President of Accounting and External Reporting for Orbitz Worldwide, an online travel company. Mr. Bosshart holds a bachelor’s degree in accounting from Northern Illinois University.

There is no arrangement or understanding between Mr. Bosshart and any other person pursuant to which Mr. Bosshart was appointed as an executive officer of the Company. There are no family relationships between Mr. Bosshart and any director or executive officer of the Company, and Mr. Bosshart has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(d) Appointment of Lindsay Y. Corby and Adam J. Gutstein as Directors. On July 28, 2018, the Board increased its size from eight to nine directors, effective July 30, 2018, through a resolution passed by the Board and appointed Lindsay Y. Corby to fill the newly-created vacancy on the Board, effective July 30, 2018. Ms. Corby has also been appointed to the Audit Committee of the Board, effective immediately following the filing of the Company’s Form 10-Q for the period ending March 31, 2018. On July 28, 2018, the Board also resolved to increase the size of the Board from nine to ten directors, effective October 1, 2018, and appointed Adam J. Gutstein to fill the vacancy at such time. Since his term will not commence until October 1, 2018, Mr. Gutstein has not yet been named to any committee of the Board. A copy of the press release announcing the appointment of Ms. Corby and Mr. Gutstein is attached hereto as Exhibit 99.1.

Ms. Corby is currently the Chief Financial Officer of Byline Bank and she previously served as the Chief Administrative Officer of Byline Bank from June 2013 through June 2015. From February 2011 to June 2013, Ms. Corby served as a Principal at BXM Holdings, Inc. Before joining BXM Holdings, Ms. Corby served as Vice President of Keefe, Bruyette & Woods, Inc., an investment bank. From September 2012 to October 2016, Ms. Corby served on the board of directors of QCR Holdings, Inc. (NASDAQ: QCRH). Ms. Corby holds bachelor’s and master’s degrees in accounting and a bachelor’s degree in Spanish from Southern Methodist University. She is also a registered Certified Public Accountant.

Mr. Gutstein is currently Vice Chairman at PricewaterhouseCoopers US (“PwC”), a professional services firm and network, and he previously served in other leadership roles at PwC. Mr. Gutstein will retire from PwC prior to the effective date of his appointment as a director of the Company. From April 2006 to November 2010, Mr. Gutstein served as the President and Chief Executive Officer and member of the board of directors of Diamond Management & Technology Consultants, Inc., and from March 1994 to March 2006 he served as Vice President and Partner of that company. Mr. Gutstein holds a bachelor’s degree in economics from Haverford College.

There is no arrangement or understanding between Ms. Corby or Mr. Gutstein, respectively, and any other person pursuant to which Ms. Corby or Mr. Gutstein, respectively, was appointed as a director of the Company. There are no family relationships between Ms. Corby or Mr. Gutstein, respectively, and any director or executive officer of the Company, and neither Ms. Corby nor Mr. Gutstein has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On July 30, 2018, the Company issued a press release announcing the governance changes described in Item 5.02 above and other governance changes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 30, 2018, the Company issued a press release announcing the Settlement Agreement described in Item 5.01 above. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Settlement Agreement, dated July 29, 2018, by and among InnerWorkings, Inc., Engine Capital, L.P., Engine Capital Management, LP, Engine Capital Management GP, LLC, Engine Jet Capital, L.P., Engine Investments, LLC and Arnaud Ajdler

99.1	Press Release regarding Governance Changes dated July 30, 2018
99.2	Press Release regarding Settlement Agreement dated July 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: July 30, 2018	By:	/s/ Ronald C. Provenzano
	Name:	Ronald C. Provenzano
	Title:	General Counsel and Corporate Secretary

EXHIBIT 10.1
SETTLEMENT AGREEMENT
This SETTLEMENT AGREEMENT (this “Agreement”) is made and entered into as of July 29, 2018, by and among InnerWorkings, Inc., a Delaware corporation (the “Company”), on the one hand, and Engine Capital, L.P., a Delaware limited partnership (“Engine Capital”), Engine Capital Management, LP, a Delaware limited partnership (“Engine Management”), Engine Capital Management GP, LLC, a Delaware limited liability company (“Engine GP”), Engine Jet Capital, L.P., a Delaware limited partnership (“Engine Jet”), Engine Investments, LLC, a Delaware limited liability company (“Engine Investments”), and Arnaud Ajdler (each of Mr. Ajdler, Engine Capital, Engine Management, Engine GP, Engine Jet, and Engine Investments, an “EC Party” and, collectively and together with their Affiliates and Associates, the “EC Parties”) on the other hand. The Company and each of the EC Parties are each herein referred to as a “party” and collectively, the “parties.”
WHEREAS, on July 6, 2018, certain of the EC Parties submitted to the Company a notice (the “Nomination Notice”) of their intent to nominate three candidates for election to the Board of Directors of the Company (the “Board”) at the 2018 Annual Meeting and to solicit proxies for such candidates’ election to the Board at the 2018 Annual Meeting; and
WHEREAS, the Company and the EC Parties have determined to come to an agreement with respect to the matters provided in this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:
1.Confirmation of Board Appointments. The Company hereby confirms to the EC Parties that on July 28, 2018, the Board increased its size by two (2) members and appointed Lindsay Corby and Adam Gutstein to fill the newly created vacancies.
2.Consultant for Cost Reduction Planning; Press Release. No later than two Business Days following the date of this Agreement, the Company shall issue the press release set forth on Exhibit A (the “Press Release”) to announce this Agreement and the Company’s intention to engage a nationally-recognized third-party consultant to review the Company’s entire cost structure in connection with the Company’s cost reduction planning. The date and time such Press Release is issued is referred to as the “Effective Time.” Prior to the Effective Time, neither the Company nor any EC Party shall issue any press release or public announcement regarding this Agreement or take any action that would require public disclosure of this Agreement without the prior written consent of the other party.
3.Withdrawal of Nominations. The EC Parties hereby irrevocably withdraw the Nomination Notice, effective as of the Effective Time.
4.Voting Commitment. Until the Termination Date, each EC Party shall, or shall cause its Representatives to, appear in person or by proxy at each Stockholder Meeting and to vote or cause to be voted, as applicable, all shares of common stock, par value $0.0001 per share of the Company (“Common Stock”) beneficially owned by it and over which it has voting power in accordance with the Board’s recommendations, as such recommendations of the Board are set forth in the applicable definitive proxy statement or definitive consent solicitation statement filed in respect thereof, with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”) and (ii) any other proposal submitted to the stockholders at a Stockholder Meeting (except for those related to Extraordinary Transactions), in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement or definitive consent solicitation statement filed in respect thereof; provided, however, that in the event both Institutional Shareholder Services, Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the stockholders at any Stockholder Meeting (other than Director Proposals), each EC Party would be permitted to vote all or some shares of Common Stock beneficially owned by it and over which it has voting power at such Stockholder Meeting in accordance with the ISS and Glass Lewis recommendation.
5.Standstill. Prior to the Termination Date, except as otherwise provided in this Agreement, without the prior consent of the Board, the EC Parties shall not, and shall cause their respective Affiliates not to, directly or indirectly (in each case, except as permitted by this Agreement):
(a)(i) acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of the Company or beneficial ownership thereof or any voting rights decoupled from the underlying voting securities in excess of 4.99% of the Company’s then-outstanding Common Stock; or (ii) sell its shares of Common Stock other than in open market sale transactions or through a broker or dealer where the identity of the purchaser is not known, or in underwritten widely dispersed public offerings;

(b)(i) nominate, recommend for nomination, give notice of an intent to nominate or recommend for nomination a person for election at any Stockholder Meeting at which the Company’s directors are to be elected (or in connection with any proposed stockholder action by written consent); (ii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting (or in connection with any action by written consent); or (iii) initiate, participate in or knowingly encourage any “withhold” or similar campaign with respect to any Stockholder Meeting;
(c)initiate, engage in or knowingly encourage any solicitation of proxies or consents with respect to the election or removal of directors of the Company or any other matter or proposal involving the Company or become a participant in any such solicitation of proxies or consents;
(d)initiate or seek the convening of (or assist any other person in the convening of) any Stockholder Meeting (or assist any other person in seeking any such action);
(e)form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, including in connection with any election or removal contest with respect to the Company’s directors or any stockholder proposal or other business brought before any Stockholder Meeting (other than with any other EC Party or one or more of its Affiliates and Associates that agree to be bound by the terms and conditions of this Agreement);
(f)deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof (other than any such voting trust, arrangement or agreement solely among the EC Parties and their Affiliates and otherwise in accordance with this Agreement);
(g)seek publicly, alone or in concert with others, to amend any provision of the Company’s certificate of incorporation or bylaws, in each case as amended and may be further amended from time to time;
(h)demand an inspection of the Company’s books and records;
(i)engage or continue to engage or use any private investigations firm or other person to investigate any of the Company’s directors, officers employees or Representatives, or use any report or findings of such firm or person;
(j)(i) make any public or private proposal with respect to or (ii) make any public statement or otherwise seek to encourage or advise or assist any person in so encouraging or advising with respect to: (A) any change in the identity, number or term of directors serving on the Board or the filling of any vacancies on the Board, (B) any change in the capitalization or dividend policy of the Company, (C) any other change in the Company’s management, governance, corporate structure, affairs or policies, (D) any Extraordinary Transaction, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;
(k)initiate, make or in any way participate, directly or indirectly, in any Extraordinary Transaction (it being understood that the foregoing shall not restrict any EC Party from tendering shares, receiving payment for shares or otherwise participating in any such transaction on the same basis as other stockholders of the Company or from participating in any such transaction that has been approved by the Board, subject to the other terms of this Agreement) or make, directly or indirectly, any proposal, either alone or in concert with others, to the Company or the Board that would reasonably be expected to require a public announcement or disclosure regarding any such matter;
(l)publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement;
(m)take any action challenging the validity or enforceability of this Section 5 unless the Company is challenging the validity or enforceability of this Section 5; or
(n)enter into any negotiations, agreements or understandings with any Third Party with respect to the foregoing, or advise, assist, facilitate encourage or seek to persuade any Third Party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing.
6.Mutual Non-Disparagement. Prior to the Termination Date, no party shall permit any of its Representatives to, without the written consent of the other party, make any public statement that constitutes or would reasonably be expected to constitute an ad hominem attack on or otherwise disparages any other party, any current or former directors of the Company in their capacity as such (including any director who was serving immediately prior to this Agreement), officers or employees (including with respect to such persons’ service at the other party), any other party’s subsidiaries, or the business of any other party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of such other party’s controlled Affiliates, as applicable. The restrictions in this Section 6 shall not (a) apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (ii) to any disclosure required by applicable law, rules or regulations; or (b) prohibit (i) any person from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder, or (ii) any party from responding to any public statement made by the other party of the nature described in this Section 6 if such statement by the other party was made in breach of this Agreement.
7.No Litigation. Prior to the Termination Date, each party hereby covenants and agrees that it shall not, and shall not permit any of its Representatives to, directly or indirectly, alone or in concert with others, encourage, pursue or assist any other person to threaten or initiate, any lawsuit, claim or proceeding before any court (each, a “Legal Proceeding”) against any other party or any of its Representatives, except for (a) any Legal Proceeding initiated primarily to remedy a breach of or to enforce this Agreement and (b) counterclaims with respect to any proceeding initiated by, or on behalf of one party or its Affiliates against the other party or its Affiliates; provided, however, that the foregoing shall not prevent any party or any of its Representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its Representatives; provided, further, that in the event any party or any of its Representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to such other party (except where such notice would be legally prohibited or not practicable). Each of the parties represents and warrants that neither it nor any assignee has filed any lawsuit against any other party.
8.SEC Filings; Public Statements.
(a)No later than two Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement and the Press Release. The Company shall provide the EC Parties and their Representatives with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of the EC Parties and their Representatives.
(b)No later than two Business Days following the date of this Agreement, the Company shall file with the SEC an amended and restated proxy statement on Schedule 14A (the “Amended Proxy Statement”). The Amended Proxy Statement shall be consistent with the terms of this Agreement and the Press Release.
(c)No party or any of its Representatives shall issue any press release or other public statement (including, without limitation, in any filing required under the Exchange Act) concerning the subject matter of this Agreement that is inconsistent with the Form 8-K and the Press Release, except as required by law or applicable stock exchange listing rules or with the prior written consent of the other parties hereto and otherwise in accordance with this Agreement.
9.Compliance with Securities Laws. Engine acknowledges that it is aware (and Engine shall also advise each of its Representatives) that United States securities laws prohibit any person who has received directly or indirectly from an issuer material non-public information from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.
10.Affiliates and Associates. Each party shall instruct its controlled Affiliates and Associates to comply with the terms of this Agreement and shall be responsible for any breach of this Agreement by any such controlled Affiliate or Associate. A breach of this Agreement by a controlled Affiliate or Associate of a party, if such controlled Affiliate or Associate is not a party to this Agreement, shall be deemed to occur if such controlled Affiliate or Associate engages in conduct that would constitute a breach of this Agreement if such controlled Affiliate or Associate was a party to the same extent as a party to this Agreement.

11.	Representations and Warranties.
(a)Each EC Party represents and warrants that it has full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly executed and delivered by it, constitutes a valid and binding obligation and agreement of it and is enforceable against it in accordance with its terms. Each EC Party represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of it as currently in effect, the execution, delivery and performance of this Agreement by it does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which it is a party or by which it is bound. Each EC Party represents and warrants that, as of the date of this Agreement, the EC Parties beneficially own in the aggregate 810,659 shares of Common Stock. The EC Parties represent and warrant that the EC Parties have voting authority over such shares, and no EC Party owns any Synthetic Equity Interests or any Short Interests in the Company.
(b)The Company hereby represents and warrants that it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and that this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms. The Company represents that the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of the Company as currently in effect, the execution, delivery and performance of this Agreement by the Company does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.
12.Termination.
(a)Each party shall have the right to terminate this Agreement upon delivery to the other parties of advance written notice of such termination at least five Business Days prior to the date of such termination (the effective date of termination, with respect to any party or all parties, the “Termination Date”); provided, however, that no party shall be permitted to terminate this Agreement until the date that is 30 days prior to the notice deadline under the Amended and Restated By-laws of the Company for the nomination of director candidates for election to the Board at the Company’s 2019 Annual Meeting. Notwithstanding anything to the contrary in this Agreement:
(i)the obligations of the EC Parties pursuant to Sections 3, 4, 5, 6 and 7 shall terminate in the event that the Company materially breaches its obligations to the EC Parties pursuant to Section 2, 6 or 7, or the representations and warranties in Section 11(b), and such breach (if capable of being cured) has not been cured within 10 days following written notice of such breach from the EC Parties, or, if impossible to cure within 10 days, the Company has not taken substantive action to correct within 10 days following written notice of such breach from the EC Parties; provided, however, that the obligations of the EC Parties pursuant to Section 7 shall terminate immediately in the event that the Company materially breaches its obligations to the EC Parties under Section 7; and
(ii)the obligations of the Company to the EC Parties pursuant to Sections 2, 6 and 7 shall terminate in the event that any EC Party materially breaches its obligations in Section 3, 4, 5, 6 or 7 or the representations and warranties in Section 11(a) and such breach (if capable of being cured) has not been cured within 10 days following written notice of such breach, or, if impossible to cure within 10 days, the EC Parties have not taken substantive action to correct within 10 days following written notice of such breach from the Company; provided, however, that the obligations of the Company to the EC Parties pursuant to Section 7 shall terminate immediately in the event that any of the EC Parties breaches its obligations under Section 7.
(b)If this Agreement is terminated in accordance with this Section 12, this Agreement shall forthwith become null and void as between the terminating party and all other parties, but no termination shall relieve any party from liability for any breach of this Agreement prior to such termination.
13.Expenses. The Company shall reimburse the EC Parties for their reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with the negotiation and execution of this Agreement, provided that such reimbursement shall not exceed $50,000 in the aggregate. Such reimbursement shall be made by the Company within five (5) Business Days after the later to occur of the date of execution of this Agreement and the date on which the Company receives appropriate documentation from the EC Parties evidencing such out-of-pocket fees and expenses for which the EC Parties are seeking reimbursement.
14.Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand, with written confirmation of receipt; (b) upon sending if sent by facsimile to the facsimile numbers below, with electronic confirmation of sending, (c) upon sending if sent by electronic mail to the electronic mail addresses below, with confirmation of receipt from the receiving party by electronic mail; (d) one day after being sent by a nationally recognized overnight carrier to the addresses set forth below; or (e) when actually delivered if sent by any other method that results in delivery, with written confirmation of receipt:

If to the Company: InnerWorkings, Inc. 600 West Chicago Avenue, Suite 850 Chicago, Illinois 60654 Attention: Ronald C. Provenzano Email: rprovenzano@inwk.com with mandatory copies (which shall not constitute notice) to:
Sidley Austin LLP
787 Seventh Avenue, 23rd Floor
New York, NY 10019
Attention: Thomas A. Cole
Kai H. Liekefett
Fax: (212) 839-5599
Email: tcole@sidley.comkliekefett@sidley.com

If to any EC Party: Engine Capital, L.P. 1345 Avenue of the Americas 33rd Floor New York, New York 10105 Attention: Arnaud Ajdler Email: aajdler@enginecap.com with mandatory copies (which shall not constitute notice) to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attention: Andrew M. Freedman
Fax: (212) 451-2222
Email: AFreedman@olshanlaw.com

15.
Governing Law; Jurisdiction; Jury Waiver. This Agreement, and any disputes arising out of or related to this Agreement (whether for breach of contract, tortious conduct or otherwise), shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to its conflict of laws principles. The parties agree that exclusive jurisdiction and venue for any Legal Proceeding arising out of or related to this Agreement shall exclusively lie in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each party waives any objection it may now or hereafter have to the laying of venue of any such Legal Proceeding, and irrevocably submits to personal jurisdiction in any such court in any such Legal Proceeding and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Legal Proceeding brought in any such court has been brought in any inconvenient forum. Each party consents to accept service of process in any such Legal Proceeding by service of a copy thereof upon either its registered agent in the State of Delaware or the Secretary of State of the State of Delaware, with a copy delivered to it by certified or registered mail, postage prepaid, return receipt requested, addressed to it at the address set forth in Section 14. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

16.Specific Performance. The parties to this Agreement acknowledge and agree that the other party would be irreparably injured by an actual breach of this Agreement by the other party or its Representatives and that monetary remedies may be inadequate to protect either party against any actual or threatened breach or continuation of any breach of this Agreement. Without prejudice to any other rights and remedies otherwise available to the parties under this Agreement, each party shall be entitled to equitable relief by way of injunction or otherwise and specific performance of the provisions hereof upon satisfying the requirements to obtain such relief without the necessity of posting a bond or other security, if the other party or any of its Representatives breach or threaten to breach any provision of this Agreement. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity to the non-breaching party.

17.
Certain Definitions and Interpretations. As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) have the meanings ascribed to such terms under Rule 12b-2 promulgated by the SEC under the Exchange Act and shall include all persons or entities that at any time prior to the Termination Date become Affiliates or Associates of any applicable person or entity referred to in this Agreement; provided, however, that the term “Associate” shall refer only to Associates controlled by the Company or any EC Party, as applicable; provided, further, that, for purposes of this Agreement, no EC Party shall be an Affiliate or Associate of the Company and the Company shall not be an Affiliate or Associate of any EC Party; (b) the term “Annual Meeting” means each annual meeting of stockholders of the Company and any adjournment, postponement, reschedulings or continuations thereof; (c) the terms “beneficial ownership,” “group,” “participant,” “person,” “proxy” and “solicitation” (and any plurals thereof) have the meanings ascribed to such terms under the Exchange Act and the rules and regulations promulgated thereunder, provided, that, the meaning of “solicitation” shall be without regard to the exclusions set forth in Rules 14a-l(l)(2)(iv) and 14a-2 under the Exchange Act; (d) the term “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or obligated to be closed by applicable law; (e) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; (f) the term “Extraordinary Transaction” means any tender offer, exchange offer, merger, consolidation, acquisition, business combination, sale of a division, sale of substantially all assets, recapitalization, restructuring, liquidation, dissolution or other similar extraordinary transaction, in each case outside the ordinary course of business and involving the Company or any of its direct or indirect subsidiaries or its or their securities or assets; (g) the term “Representatives” means (i) a person’s Affiliates and Associates and (ii) its and their respective directors, officers, employees, partners, members, managers, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such person or its Affiliates or Associates; (h) the term “SEC” means the U.S. Securities and Exchange Commission; (i) the term “Short Interests” means any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Company’s equity securities by, manage the risk of share price changes for, or increase or decrease the voting power of, such person with respect to the shares of any class or series of the Company’s equity securities, or that provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Company’s equity securities; (j) the term “Stockholder Meeting” means each annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, reschedulings or continuations thereof; (k) the term “Synthetic Equity Interests” means any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such person, the purpose or effect of which is to give such person economic risk similar to ownership of equity securities of any class or series of the Company, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Company’s equity securities, or which derivative, swap or other transactions provide the opportunity to profit from any increase in the price or value of shares of any class or series of the Company’s equity securities, without regard to whether (i) the derivative, swap or other transactions convey any voting rights in such equity securities to such person; (ii) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such equity securities or (iii) such person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions; and (l) the term “Third Party” refers to any person that is not a party, a member of the Board, a director or officer of the Company, or legal counsel to a party. In this Agreement, unless a clear contrary intention appears, (i) the word “including” (in its various forms) means “including, without limitation;” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references in this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word “or” is not exclusive; (iv) references to “Sections” in this Agreement are references to Sections of this Agreement unless otherwise indicated; and (v) whenever the context requires, the masculine gender shall include the feminine and neuter genders.

18.	Miscellaneous.
(a)This Agreement, including all exhibits hereto, contains the entire agreement between the parties and except for the Settlement Discussions Confidentiality Agreement dated July 27, 2018 between the Company and Engine Capital, L.P. supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.
(b)This Agreement is solely for the benefit of the parties and is not enforceable by any other persons.
(c)This Agreement shall not be assignable by operation of law or otherwise by a party without the consent of the other parties. Any purported assignment without such consent is void ab initio. Subject to the foregoing sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each party.
(d)Neither the failure nor any delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(e)If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.
(f)Any amendment or modification of the terms and conditions set forth herein or any waiver of such terms and conditions must be agreed to in a writing signed by each party.
(g)This Agreement may be executed in one or more textually identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.
(h)Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties will be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement will be decided without regard to events of drafting or preparation.
(i)The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement
[Signature Pages Follow]

Signature Page to Settlement Agreement

IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.
THE COMPANY:
INNERWORKINGS, INC.
By:
Name:
Title:

EC PARTIES:
ENGINE CAPITAL, L.P.

By:	Engine Investments, LLC, its General Partner

By:
Name:
Title:
ENGINE CAPITAL MANAGEMENT, LP

By:

By:
Name:
Title:
ENGINE CAPITAL MANAGEMENT GP, LLC

By:

By:
Name:
Title:
ENGINE JET CAPITAL, L.P.

By:	Engine Investments, LLC, its General Partner

By:
Name:
Title:

ENGINE INVESTMENTS, LLC

By:
Name:
Title:
ARNAUD AJDLER

Exhibit A
Form of Press Release
[See attached.]
InnerWorkings Announces Agreement with Engine Capital
Two New Independent Directors to Be Added to the Board
Intends to Engage Third-Party Consultant in Connection with Cost Reduction Planning
CHICAGO, IL - July 30, 2018 - InnerWorkings, Inc. (NASDAQ: INWK), the leading global marketing execution firm, today announced that it has entered into an agreement with Engine Capital, L.P. (“Engine Capital”). As part of the agreement, the Company confirmed the addition of two new independent directors, Lindsay Corby and Adam Gutstein, to the Board of Directors (the “Board”). Also, the Company has agreed to engage a nationally recognized third-party consultant to review the Company’s entire cost structure in connection with the Company’s internal cost reduction planning.

“The agreement with Engine Capital reaffirms the Company’s commitment to excellence in its operations and corporate governance practices,” said the Company’s Lead Independent Director and next Chairman of the Board, Jack Greenberg. “In working to generate cost savings and also make a number of enhancements to our Board of Directors, the Board considered the interests of all of our stockholders.”

Arnaud Ajdler, Managing Member of Engine Capital, said, “Our conversations with the Board of Directors and management have to date been very productive. We applaud the Board for invigorating its composition with the addition of Lindsay Corby and Adam Gutstein. The particular skills and experience that these new directors bring to the table will help InnerWorkings to accomplish rigorous cost-cutting goals, among other operational objectives. We also welcome the return of an independent director in the Chairman role. With these changes, including the future engagement of a nationally-recognized consultant to assist in the cost-cutting initiative, we believe the Company’s leadership is taking all the right steps to enhance stockholder value.”

Engine Capital has withdrawn a notice of intention to nominate three candidates for election at the 2018 Annual Meeting of Stockholders, and has agreed to vote its shares in favor of all of the Company’s director nominees at the Annual Meeting. Additionally, Engine Capital has agreed to other customary standstill and related provisions.

The complete agreement between the Company and Engine Capital will be included as an exhibit to the Company’s Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”). Additional details regarding the 2018 Annual Meeting of Stockholders will be included in the Company’s amended definitive proxy materials, which will also be filed with the SEC.

Sidley Austin LLP is serving as legal advisor to InnerWorkings. Olshan Frome Wolosky LLP is serving as legal advisor to Engine Capital.

About InnerWorkings

InnerWorkings, Inc. (NASDAQ: INWK) is the leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries. As a comprehensive outsourced enterprise solution, the Company leverages proprietary technology, an extensive supplier network and deep domain expertise to streamline the production of branded materials and retail experiences across geographies and formats. InnerWorkings is headquartered in Chicago, IL and employs 2,100 individuals to support global clients in the execution of multi-faceted brand campaigns in every major market around the world. InnerWorkings serves many industries, including: retail, financial services, hospitality, consumer packaged goods, nonprofit, healthcare, food & beverage, broadcasting & cable, automotive, and transportation. For more information visit: www.inwk.com.

About Engine Capital

Engine Capital is a value-oriented special situations fund that invests both actively and passively in companies undergoing changes.

Forward-Looking Statements

This release contains statements relating to future results. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. These statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this release. For a discussion of important factors that could affect our actual results, please refer to our SEC filings, including the “Risk Factors” section of our most recently filed Form 10-K/A.

Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Company’s upcoming 2018 Annual Meeting of Stockholders (“Annual Meeting”). The Company intends to file with the SEC an amended and restated proxy statement (the “Amended Proxy Statement”) and proxy card in connection with its solicitation of proxies from the Company’s stockholders for the Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE AMENDED PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), THE ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Proxy Statement. To the extent holdings of such participants in the Company’s securities may change after the filing of the Amended Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC and available on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com. Additional details concerning the Board’s nominees for the Annual Meeting will be set forth in the Amended Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain a copy of the Amended Proxy Statement, any supplements or amendments thereto and other documents filed by the Company with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies can also be obtained at no charge on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com, by writing to the Company at Investor Relations, InnerWorkings, Inc., 600 West Chicago Avenue, Chicago, IL 60654, or by calling Bridget Freas, Vice President, Finance and Investor Relations, at (312) 589-5613.

CONTACT:
InnerWorkings, Inc.
Bridget Freas
312.589.5613
bfreas@inwk.com

EXHIBIT 99.1
InnerWorkings Announces Major Changes to Board Composition and Leadership
Return to Independent Chairman of the Board
Adds Two New Highly-Qualified Independent Directors to the Board
CHICAGO, IL - July 30, 2018 - InnerWorkings, Inc. (NASDAQ: INWK), the leading global marketing execution firm, announced today that following the Company’s September 6, 2018 Annual Meeting of Stockholders, the Company’s Lead Independent Director, Jack Greenberg, will return to his role as Chairman of the Board of Directors, a role he previously held from June 2010 to April 2018. The Company’s current Executive Chairman of the Board, Eric Belcher, will continue to serve on the Board through December 31, 2018, at which time he will retire from the Board.

Linda Wolf, Chairwoman of the Nominating and Corporate Governance Committee, said, “The Board has long benefited from having an independent director in the chairman role. Given how well the CEO transition process is going, we are now well positioned to return to that governance framework under Jack’s strong leadership. I want to thank Eric for serving in the chairman capacity to support an effective CEO transition.”

Additionally, the Board of Directors has resolved to appoint Lindsay Corby and Adam Gutstein as independent directors to the Board.

Ms. Corby is a highly skilled financial executive and recognized leader who currently serves as Executive Vice President and Chief Financial Officer of Byline Bank and is a Certified Public Accountant. She was previously a Director on the Board of QCR Holdings, Inc., where she served as Chairperson of the Risk Committee and member of the Audit Committee. Prior to joining Byline Bank, Ms. Corby spent 12 years in investment banking and private equity. Ms. Corby’s appointment to the Board is effective immediately.

Mr. Gutstein is a former Partner and current Vice Chairman of PwC US. Before joining PwC in 2010, Mr. Gutstein was Chief Executive Officer of Diamond Management & Technology Consultants, a publicly traded global professional services firm that he co-founded. During his 16-year tenure, Mr. Gutstein guided multidisciplinary teams globally in delivering client value through developing growth strategies, improving operations, and capitalizing on technology. Diamond experienced strong organic growth in revenue, profitability, and cash flow under his leadership. Mr. Gutstein is already familiar with InnerWorkings, having served on the Board in 2010 before joining PwC. Mr. Gutstein’s appointment to the Board is effective October 1, 2018, following his planned retirement from PwC.

Jack Greenberg said, “The Board is pleased to welcome two outstanding new independent directors in Lindsay and Adam. Lindsay’s accounting and financial background and Adams’s industry expertise and operational track record will enhance the Board’s ability to guide the Company in delivering long-term shareholder value. The addition of Lindsay will also bring the representation of women on the Board to one-third of the directors, a further step in the Board’s strong commitment to diversity. Together with our new CEO, Rich Stoddart, the Board has now added three new directors this year and refreshed one-third of the Board in less than six months.”

About InnerWorkings

InnerWorkings, Inc. (NASDAQ: INWK) is the leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries. As a comprehensive outsourced enterprise solution, the Company leverages proprietary technology, an extensive supplier network and deep domain expertise to streamline the production of branded materials and retail experiences across geographies and formats. InnerWorkings is headquartered in Chicago, IL and employs 2,100 individuals to support global clients in the execution of multi-faceted brand campaigns in every major market around the world. Among the many industries InnerWorkings serves are: retail, financial services, hospitality, consumer packaged goods, not-for-profits, healthcare, food & beverage, broadcasting & cable, automotive, and transportation. For more information visit: www.inwk.com.

Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Company’s upcoming 2018 Annual Meeting of Stockholders (“Annual Meeting”). The Company intends to file with the SEC an amended and restated proxy statement (the “Amended Proxy Statement”) and proxy card in connection with its solicitation of proxies from the Company’s stockholders for the Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE AMENDED PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), THE ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Proxy Statement. To the extent holdings of such participants in the Company’s securities may change after the filing of the Amended Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC and available on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com. Additional details concerning the Board’s nominees for the Annual Meeting will be set forth in the Amended Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain a copy of the Amended Proxy Statement, any supplements or amendments thereto and other documents filed by the Company with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies can also be obtained at no charge on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com, by writing to the Company at Investor Relations, InnerWorkings, Inc., 600 West Chicago Avenue, Chicago, IL 60654, or by calling Bridget Freas, Vice President, Finance and Investor Relations, at (312) 589-5613.

Forward-Looking Statements

This release contains statements relating to future results. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. These statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this release. For a discussion of important factors that could affect our actual results, please refer to our SEC filings, including the “Risk Factors” section of our most recently filed Form 10-K/A.

Contact:
Bridget Freas
InnerWorkings, Inc.
312.589.5613
bfreas@inwk.com

or

Morrow Sodali
Mike Verrechia
212.300.2473
m.verrechia@morrowsodali.com

EXHIBIT 99.2
InnerWorkings Announces Agreement with Engine Capital
Two New Independent Directors to Be Added to the Board
Intends to Engage Third-Party Consultant in Connection with Cost Reduction Planning
CHICAGO, IL - July 30, 2018 - InnerWorkings, Inc. (NASDAQ: INWK), the leading global marketing execution firm, today announced that it has entered into an agreement with Engine Capital, L.P. (“Engine Capital”). As part of the agreement, the Company confirmed the addition of two new independent directors, Lindsay Corby and Adam Gutstein, to the Board of Directors (the “Board”). Also, the Company has agreed to engage a nationally recognized third-party consultant to review the Company’s entire cost structure in connection with the Company’s internal cost reduction planning.

“The agreement with Engine Capital reaffirms the Company’s commitment to excellence in its operations and corporate governance practices,” said the Company’s Lead Independent Director and next Chairman of the Board, Jack Greenberg. “In working to generate cost savings and also make a number of enhancements to our Board of Directors, the Board considered the interests of all of our stockholders.”

Arnaud Ajdler, Managing Member of Engine Capital, said, “Our conversations with the Board of Directors and management have to date been very productive. We applaud the Board for invigorating its composition with the addition of Lindsay Corby and Adam Gutstein. The particular skills and experience that these new directors bring to the table will help InnerWorkings to accomplish rigorous cost-cutting goals, among other operational objectives. We also welcome the return of an independent director in the Chairman role. With these changes, including the future engagement of a nationally-recognized consultant to assist in the cost-cutting initiative, we believe the Company’s leadership is taking all the right steps to enhance stockholder value.”

Engine Capital has withdrawn a notice of intention to nominate three candidates for election at the 2018 Annual Meeting of Stockholders, and has agreed to vote its shares in favor of all of the Company’s director nominees at the Annual Meeting. Additionally, Engine Capital has agreed to other customary standstill and related provisions.

The complete agreement between the Company and Engine Capital will be included as an exhibit to the Company’s Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”). Additional details regarding the 2018 Annual Meeting of Stockholders will be included in the Company’s amended definitive proxy materials, which will also be filed with the SEC.

Sidley Austin LLP is serving as legal advisor to InnerWorkings. Olshan Frome Wolosky LLP is serving as legal advisor to Engine Capital.

About InnerWorkings

InnerWorkings, Inc. (NASDAQ: INWK) is the leading global marketing execution firm serving Fortune 1000 brands across a wide range of industries. As a comprehensive outsourced enterprise solution, the Company leverages proprietary technology, an extensive supplier network and deep domain expertise to streamline the production of branded materials and retail experiences across geographies and formats. InnerWorkings is headquartered in Chicago, IL and employs 2,100 individuals to support global clients in the execution of multi-faceted brand campaigns in every major market around the world. InnerWorkings serves many industries, including: retail, financial services, hospitality, consumer packaged goods, nonprofit, healthcare, food & beverage, broadcasting & cable, automotive, and transportation. For more information visit: www.inwk.com.

About Engine Capital

Engine Capital is a value-oriented special situations fund that invests both actively and passively in companies undergoing changes.

Forward-Looking Statements

This release contains statements relating to future results. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. These statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this release. For a discussion of important factors that could affect our actual results, please refer to our SEC filings, including the “Risk Factors” section of our most recently filed Form 10-K/A.

Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at Company’s upcoming 2018 Annual Meeting of Stockholders (“Annual Meeting”). The Company intends to file with the SEC an amended and restated proxy statement (the “Amended Proxy Statement”) and proxy card in connection with its solicitation of proxies from the Company’s stockholders for the Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE AMENDED PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS THERETO), THE ACCOMPANYING PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Proxy Statement. To the extent holdings of such participants in the Company’s securities may change after the filing of the Amended Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC and available on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com. Additional details concerning the Board’s nominees for the Annual Meeting will be set forth in the Amended Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain a copy of the Amended Proxy Statement, any supplements or amendments thereto and other documents filed by the Company with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies can also be obtained at no charge on the ‘investor relations’ section of the Company’s website at http://investor.inwk.com, by writing to the Company at Investor Relations, InnerWorkings, Inc., 600 West Chicago Avenue, Chicago, IL 60654, or by calling Bridget Freas, Vice President, Finance and Investor Relations, at (312) 589-5613.

CONTACT:
InnerWorkings, Inc.
Bridget Freas
312.589.5613
bfreas@inwk.com